UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 7, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE

Item 9. Regulation FD Disclosure

Janus Capital Group Inc. (“Janus”) is furnishing that two Janus executives will speak at the UBS Global Financial Services Conference in New York on Monday, May 10 at 12:15 p.m. MDT / 2:15 p.m. EDT. Presentation materials will be available on the Janus Capital Group Investor Relations site at http://ir.janus.com beginning at 11:45 a.m. MDT / 1:45 p.m. EDT on May 10. The audio from their presentations will be broadcast live on the conference Web site address:

http://event.streamx.us/event/default.asp?event=ubs20040510

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: May 7, 2004	By:	/s/ Loren M. Starr Loren M. Starr Senior Vice President and Chief Financial Officer

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